SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: November 23, 2004
 (Date of earliest event reported)

Umpqua Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

200 SW Market Street, Suite 1900 Portland, Oregon 97201
 (address of Principal Executive Offices) (Zip Code)

(503) 546-2491
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant's Employee
Benefit Plans.

(a)    On November 23, 2004, in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, Umpqua Holdings Corporation sent a notice to its directors and executive officers informing them that a temporary suspension of trading in Umpqua stock (a "blackout period") will be in effect beginning December 27, 2004 and ending the week of January 17, 2005. The blackout period is in connection with the merger of The Umpqua Bank 401(k) and Profit Sharing Plan and the Humboldt Bancorp Retirement Savings Plan. A copy of the notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        Umpqua received the notice of the blackout period required by Section 101(i)(2)(e) of the Employee Retirement Income Security Act of 1974 (29 U.S.C. 1021(i)(2)(e)) on November 18, 2004.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits
99.1 Regulation BTR Notice

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)
Dated: November 23, 2004	By:	/s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary

EXHIBIT 99.1

NOTICE OF BLACKOUT PERIOD
TO
DIRECTORS AND EXECUTIVE OFFICERS
OF
UMPQUA HOLDINGS CORPORATION

Notice Date: November 23, 2004

REASONS FOR BLACKOUT PERIOD
 The Umpqua Bank 401(k) and Profit Sharing Plan (the "Umpqua Plan") and the Humboldt Bancorp Retirement Savings Plan (the "Humboldt Plan") will be subject to a "blackout period" in connection with the merger of the Humboldt Plan into the Umpqua Plan. During the pension plan blackout period, plan participants and beneficiaries are temporarily prevented from buying and selling Umpqua Holdings Corporation ("UHC") common stock ("UMPQ") held in their plan accounts. As a result, UHC's directors and executive officers are prohibited from trading in certain equity securities of the company for the duration of the plan blackout period.

TRANSACTIONS TO BE SUSPENDED OR AFFECTED BY THE BLACKOUT
 This Notice is given to you pursuant to Regulation BTR, 17 CFR 245.100 et seq. This Regulation limits your ability to transact UMPQ shares during the plan blackout period. In general, during the blackout period:

  You cannot directly or indirectly purchase, sell or otherwise acquire or transfer any UMPQ shares if you acquire or acquired those shares in connection with your service or employment as a director or executive officer of UHC;
  You cannot exercise an option to purchase UMPQ shares; and
  You cannot change your investment instructions to the 401(k) plan administrator with respect to the purchase or sale of UMPQ shares in your plan account.

There are some exceptions to these trading prohibitions. During the blackout period:

  You may continue to acquire UMPQ shares under the Dividend Reinvestment Plan;
  You may continue to purchase or sell UMPQ shares under a pre-existing Rule 10b5-1trading plan;
  You may continue to receive additions to your account under the Directors Compensation Plans;
  You may receive a bona fide gift, or a transfer by will or descent, of UMPQ shares; and
  You may sell UMPQ shares if you did not acquire them in connection with your service or employment as a director or executive officer.

EQUITY SECURITY SUBJECT TO THE BLACKOUT PERIOD
 Umpqua Holdings Corporation common stock is subject to the pension plan blackout period.

LENGTH OF BLACKOUT PERIOD
 The blackout period will begin December 27, 2004 and end the week of January 17, 2005.
 During the week of January 17, 2005, you can determine, without charge, whether the pension plan blackout period has ended by calling Steven Philpott at the address and phone number, below.

WHO TO CONTACT
 If you have any questions concerning this Notice, the blackout period or the transactions affected by the blackout, you may direct those questions to Steven Philpott, EVP/General Counsel, Umpqua Holdings Corporation, Legal Department, P.O. Box 1560, Eugene, OR 97440, telephone (541) 434-2997.